UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2012

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 15, 2012, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a 2012 Annual Meeting/Q1 2012 Member Update presentation containing certain financial information for the three months ended March 31, 2012.  A copy of the presentation is included as Exhibit 99.1 to this report and incorporated herein. The information contained in Exhibit 99.1 is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensating Arrangements of Certain Officers
Appointment of Director
On May 15, 2012, the Seattle Bank announced the May 9, 2012 appointment of David P. Bobbitt of Coeur d'Alene, Idaho, to serve on the Seattle Bank's Board as a member director representing the state of Idaho. Mr. Bobbitt has served as chairman and chief executive officer of Community 1st Bank, a community financial institution, since 2007. From 1996 to 2006, Mr. Bobbitt served in various capacities, including executive vice president from 2000 to 2004 and president from 2004 to 2006, at Sterling Savings Bank, a state-chartered, federally insured stock savings and loan association. Prior to joining Sterling Savings Bank, Mr. Bobbitt was an executive with Idaho first National Bank and West One Bank. Mr. Bobbitt's extensive experience as an executive officer in both large and small financial institutions support his qualifications to serve as a member director of the Seattle Bank.
Seattle Bank Reorganization
On May 15, 2012, Michael L. Wilson, president and chief executive officer of the Seattle Bank, announced organizational changes impacting the duties of certain of the Seattle Bank's executive management. In particular, the duties of the chief operating officer, which had been temporarily assigned to Vincent L. Beatty, senior vice president and chief financial officer, have been reallocated among executive management as discussed below. These duties include responsibility for the strategic planning, business initiatives and research, member services, and business technology functions of the Seattle Bank.
In addition to his role as senior vice president and chief financial officer, Mr. Beatty will continue to be responsible for the strategic planning and business initiatives and research of the Seattle Bank. Glen D. Simecek has been named senior vice president and chief business officer responsible for the Seattle Bank's member services function, in addition to the Seattle Bank's national sales, business development, and government and corporate relations functions. Responsibility for the Seattle Bank's business technology function will be assumed by Mr. Wilson.
Further, the Seattle Bank's Human Resource function which previously reported to Christina J. Gehrke, senior vice president, chief accounting and administrative officer, will report directly to Mr. Wilson. In addition to her other duties, including accounting, corporate compliance, and information security, Ms. Gehrke will assume responsibility for the Seattle Bank's administrative services functions.
For additional information regarding Messrs. Beatty and Wilson and Ms. Gehrke, please review the relevant disclosures in the Seattle Bank's annual report on Form 10-K for the year ended December 31, 2011.

Item 7.01 Regulation FD Disclosure
On May 15, 2012, Seattle Bank senior management will present a 2012 Annual Meeting/Q1 2012 Member Update to members of the Seattle Bank. A copy of this presentation is attached as Exhibit 99.1 to this Form 8-K and incorporated herein. Further, attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the press release dated May 15, 2012 regarding Mr. Bobbitt's appointment. The information in this Item 7.01 and contained in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This member presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties. Financial performance and condition, as well as other actions, may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to: changes in general economic and market conditions (including effects on, among other things, U.S. debt obligations and mortgage-related securities); regulatory and legislative actions and approvals (including those of the Federal Housing Finance Agency); business and capital plan and policy adjustments and amendments; demand for advances; the Seattle Bank's ability to meet adequate capital levels; accounting adjustments or requirements (including changes in assumptions and estimates used in the bank's financial models); changes in the bank's management and Board of Directors ("Board"); competitive pressure from other Federal Home Loan Banks and alternative funding sources; interest-rate volatility; shifts in demand for our products and consolidated obligations; changes in projected business volumes; the bank's ability to appropriately manage its cost of funds; the cost-effectiveness of the bank's funding; changes in the bank's membership profile or the withdrawal of one or more large members; and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement unless required by law.

Item 9.01 Financial Statements and Exhibits
(d)      Exhibits

99.1	2012 Annual Meeting/Q1 2012 Member Update Presentation dated May 15, 2012.
99.2	Press Release Announcing Director Appointment dated May 15, 2012.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: May 15, 2012	By: /s/ Michael L. Wilson
Name: Michael L. Wilson Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	2012 Annual Meeting/Q1 2012 Member Update Presentation dated May 15, 2012.
99.2	Press Release Announcing Director Appointment dated May 15, 2012.